Exhibit 10.9

When Recorded Return to:

Matthew E. Vaughan, Esquire

Troutman Sanders LLP

1001 Haxall Point

Richmond, Virginia 23219

Property Name: Fountains at Stonecrest

ASSUMPTION AGREEMENT

(FOR USE WITH LOAN AGREEMENT FORMS)

(Revised 7-17-2014)

THIS ASSUMPTION AGREEMENT ("Assumption Agreement") is entered into effective as of the 27th day of November, 2018, by and among PBH STONE CREST, LLC, a Delaware limited liability company ("Original Borrower"), LVP BH WESTMONT LLC, a Delaware limited liability company ("New Borrower"), and U.S. BANK NATIONAL ASSOCIATION, TRUSTEE FOR THE REGISTERED HOLDERS OF CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC., MULTIFAMILY MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2016-K54 ("Lender").

RECITALS

A.	Original Borrower obtained a mortgage loan ("Loan") from Berkadia Commercial Mortgage LLC, a Delaware limited liability company ("Original Lender"), which Loan is secured by certain Land and Improvements ("Property"), located in Westmont (DuPage County), Illinois. The Land is more particularly described in Exhibit A, attached to this Assumption Agreement.

B.	Original Borrower executed a promissory note evidencing the Loan, dated January 14, 2016, in the original principal amount of $37,600,000.00, payable to Original Lender ("Note"), and a Multifamily Loan and Security Agreement ("Loan Agreement") further setting forth the terms of the Loan.

C.	To secure repayment of the Loan, Original Borrower executed and delivered to Original Lender a Multifamily Mortgage, Assignment of Rents and Assignment Agreement ("Security Instrument") of even date with the Note, which is recorded in the land records of DuPage County, Illinois ("Land Records") as Instrument No. R2016-005007. The term "Original Loan Documents" means the Note, the Security Instrument, the Loan Agreement, all guaranties, all indemnity agreements, all collateral agreements, UCC filings, or any other documents now or in the future executed by Original Borrower or New Borrower, any guarantor or any other Person in connection with the Loan evidenced by the Note, as such documents may be amended from time to time.

D.	Original Lender endorsed the Note to the order of Federal Home Loan Mortgage Corporation ("Freddie Mac"), assigned the Loan Agreement and other Original Loan Documents to Freddie Mac, and by instrument dated January 14, 2016 filed for record on January 15, 2016 in the Land Records as Instrument No. R2016-005008 sold, assigned, and transferred all right, title, and interest of Original Lender in and to the Security Instrument

and the other Original Loan Documents to Freddie Mac. Subsequently, Freddie Mac endorsed the Note to the order of Lender, assigned the Loan Agreement and other Original Loan Documents to Lender, and by instrument dated April 20, 2016 filed for record on April 25, 2016 in the Land Records as Instrument No. R2016-039314 sold, assigned, and transferred all right, title, and interest of Freddie Mac in and to the Security Instrument and the other Original Loan Documents to Lender. Lender is now the owner and holder of the Note.

E.	Original Borrower has transferred or has agreed to transfer all of its right, title, and interest in and to the Mortgaged Property to New Borrower and New Borrower has agreed to assume all of Original Borrower's rights, obligations, and liabilities created or arising under certain of the Original Loan Documents, including the Security Instrument, with certain modifications, if any to the Security Instrument, as set forth in Exhibit B to this Assumption Agreement ("Assumption").

F.	Capitalized terms not defined in this Assumption Agreement will have the meanings given to them in the Security Instrument.

AGREEMENT

NOW, THEREFORE, in consideration of these premises, the mutual covenants contained in this Assumption Agreement and other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree as follows:

1.	Assumption of Obligations. New Borrower covenants, promises, and agrees that New Borrower, jointly and severally if more than one, will unconditionally assume and be bound by all terms, provisions, and covenants of the Note and the Security Instrument as if New Borrower had been the original maker of the Note and Security Instrument. New Borrower will pay all sums to be paid and perform each and every obligation to be paid or performed by Original Borrower under and in accordance with the terms and conditions of the Note, Security Instrument, the Loan Agreement and all other Original Loan Documents assumed by New Borrower. Notwithstanding the foregoing, however, New Borrower and Lender will enter into an Amendment to Loan Agreement to modify certain terms of the Loan Agreement.

2.	Modification of Security Instrument. New Borrower and Lender agree that the provisions of the Security Instrument are modified as set forth in Exhibit B to this Assumption Agreement.

3.	Lender's Consent. Subject to the satisfaction of all conditions set forth in this Assumption Agreement, Lender consents to the Assumption.

4.	Miscellaneous.

(a)	This Assumption Agreement will be binding upon and will inure to the benefit of the parties to the Assumption Agreement and their respective heirs, successors, and permitted assigns.

(b)	Except as expressly modified by this Assumption Agreement, the Security Instrument will be unchanged and remain in full force and effect, and is hereby expressly approved, ratified, and confirmed. No provision of this Assumption Agreement that is held to be inoperative, unenforceable or invalid will affect the remaining provisions, and to this end all provisions of this Assumption Agreement are declared to be severable.

Page2

(c)	Time is of the essence of this Assumption Agreement.

(d)	This Assumption Agreement may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

(e)	This Assumption Agreement will be construed in accordance with the laws of the Property Jurisdiction.

(f)	This Assumption Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same document.

5.	Executed Original. An executed original of this Assumption Agreement will be recorded in the Land Records as a modification to the Security Instrument.

6.	State Specific Requirements. None

7.	Attached Exhibits. The following Exhibits, if marked with an "X", are attached to this Assumption Agreement:

☒	Exhibit A	Legal Description of the Land (required)

☐	Exhibit B	Modifications to Security Instrument

☐	Exhibit C	Modifications to Assumption Agreement

IN WITNESS WHEREOF, the parties have executed this Assumption Agreement as of the date written above.

Page3

Original Borrower executes this Assumption Agreement solely to acknowledge New Borrower's assumption of the Loan, without Original Borrower incurring any newly-created obligations or liabilities by its execution of this Assumption Agreement.

ORIGINAL BORROWER:

PBH STONE CREST, LLC, a Delaware limited liability company

By:	Pensam Stone Crest, LLC, a Florida limited liability company, its Sole Member and Manager

By:
Gavin Beekman
President

Address for Notice to Original Borrower: 777 Brickell Avenue, Suite 1200 Miami, Florida 33131

NEW BORROWER:

LVP BH WESTMONT LLC, a Delaware limited liability company

By:
Joseph E. Teichman
Executive Vice President,
General Counsel and
Secretary

Address for Notice to New Borrower:
1985 Cedar Bridge Avenue, Suite 1
Lakewood, New Jersey 08701
Attention: Joseph E. Teichman

CONSENTED TO BY LENDER:

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC., MULTIFAMILY MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2016-K54

By:	KeyBank: National Association, a national banking association, as Master Servicer pursuant to that certain Pooling and Servicing Agreement dated as of April 1, 2016

	By:	Berkadia Commercial Mortgage LLC, a Delaware limited liability company, as Subservicer pursuant to that certain Subservicing Agreement dated as of April1, 2016

By:
Gary A. Routzahn
Authorized Representative

Address for Notice to Lender:
323 Norristown Road, Suite 300
Ambler, Pennsylvania 19002
Attn: Servicing-Executive Vice President

EXHIBIT A

LEGAL DESCRIPTION OF LAND

Real property in the County ofDuPage, State of Illinois, described as follows:

PARCEL 1:

LOTS 1, 2, 3, 4, 5, 6, 7, 8, 9 AND 10 IN THE FOUNTAINHEAD UNIT 2 RESUBDIVISION OF THE FOUNTAINHEAD UNIT 2, BEING A SUBDIVISION IN THE SOUTHEAST 1/4 OF SECTION 16, TOWNSHIP 38 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT OF SAID RESUBDIVISION RECORDED FEBRUARY 21, 1967 AS DOCUMENT R67-4903, IN DU PAGE COUNTY, ILLINOIS.

PARCEL 2:

UNIT 1 IN THE FOUNTAINHEAD, BEING A SUBDIVISION IN THE NORTH 112 OF THE NORTH 1/2 OF THE SOUTHEAST 1/4 OF SECTION 16, TOWNSHIP 38 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED NOVEMBER 24, 1964 AS DOCUMENT R64-44291, IN DU PAGE COUNTY, ILLINOIS.